SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): July 28, 2004
                                 ______________

                             McLEODUSA INCORPORATED
                                 ______________

               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                     0-20763                  42-1407240
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)

          McLeodUSA Technology Park, 6400 C Street SW, P.O. Box 3177,
                          Cedar Rapids, IA 52406-3177
         -------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (319) 364-0000
                                 ______________

ITEM 12.      Results of Operations and Financial Condition.

On July 28, 2004, we announced our financial and operating results for the fiscal quarter ended June 30, 2004, and certain other information, in a press release, a copy of which is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into our future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless we expressly set forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004                         McLEODUSA INCORPORATED


                                            By: /s/ Kenneth Burckhardt
                                               --------------------------
                                            G. Kenneth Burckhardt
                                            Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
  No.                        Exhibits
-------                      --------

99.1                         Press Release, dated July 28, 2004